UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman La Salle International Real Estate Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:                          6/30/08

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SLS LISTED NYSE

Seligman LaSalle
International Real Estate Fund, Inc.

Mid-Year Report
June 30, 2008

Seeking Long-Term
Capital Appreciation and,
Secondly, Current Income

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix™ asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Performance and Portfolio Overview	2
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	19
Dividend Investment Plan	21
Board of Directors	23
Executive Officers	24
Additional Fund Information	26

To The Stockholders

Your mid-year stockholder report for Seligman LaSalle International Real Estate Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman LaSalle International Real Estate Fund posted a total return of –14.7%, based on net asset value (excluding sales charges), and –15.0%, based on market price. During the same period, the FTSE NAREIT Equity REITs Index returned –3.6%, the UBS Global Real Estate Investors Index returned -9.5%, and the UBS Global Real Estate Investors Index (excluding US) returned –14.5%.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of the acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Fund’s current management agreement with Seligman, the sub-advisory agreement between Seligman and LaSalle Investment Management (Securities), L.P. (“LaSalle US”), as well as the delegation agreement between LaSalle US and LaSalle Investment Management Securities B.V. (“LaSalle B.V.”). On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, a new administration agreement with Ameriprise, a new sub-advisory agreement with LaSalle US, and a new delegation agreement between LaSalle US and LaSalle B.V. The new advisory, sub-advisory, and delegation agreements will be presented to the stockholders of the Fund for their approval.

Thank you for your continued support of Seligman LaSalle International Real Estate Fund.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

August 25, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Subadvisers LaSalle Investment Management (Securities), L.P. 100 East Pratt Street Baltimore, MD 21202 LaSalle Investment Management Securities B.V. Herengracht 471 1017 BS Amsterdam, The Netherlands
Stockholder Service Agent
American Stock Transfer
& Trust Company

Mail Inquiries to:
59 Maiden Lane
New York, NY 10038
Attn.: Herbert J. Lemmer

Important Telephone Numbers
(718) 921-8124 Stockholder Services
(800) 937-5449 24-Hour Automated
Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman LaSalle International Real Estate Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

An investment in the Fund is subject to certain risks, including the possible loss of principal. Investing in one economic sector, such as real estate, may subject a portfolio to greater price fluctuation than owning a portfolio of diversified investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results

Total Returns

For the Periods Ended June 30, 2008

		Average Annual
	Six Months*	One Year	Since Inception 5/30/07
Market Price	(14.95)%	(42.34)%	(39.34	)%††
Net Asset Value:
With Sales Charge	n/a	n/a	(32.25	)†
Without Sales Charge	(14.72)	(24.87)	(29.33	)†
BenchmarksØØ
FTSE NAREIT Equity REITs Index	(3.59)	(13.64)	(19.88)
UBS Global Real Estate Investors Index	(9.53)	(19.43)	(24.16	)**
UBS Global Real Estate Investors Index (excluding US)	(14.50)	(23.72)	(26.99	)**

Price Per Share

	6/30/08	12/31/07	6/30/07
Market Price	$12.98	$16.15	$25.00
Net Asset Value	14.74	18.29	21.79

Distributions Paid Per ShareØ

Payment Date	Per Share Amount
3/24/08	$0.4375
6/23/08	0.4375

See footnotes on page 3.

Performance and Portfolio Overview

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

*	Returns for periods of less than one year are not annualized.

**	From 5/31/07.

†	Net asset value total return at inception is from the opening of business on May 30, 2007. The since-inception returns are calculated with and without the effect of the initial 4.50% maximum sales charge.

††	Market price total return at inception is based on the initial offering price on May 25, 2007.

Ø	The sources of distributions for tax reporting purposes, which may include return of capital, may be subject to changes based on tax regulations. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

ØØ	The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The UBS Global Real Estate Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. The UBS Global Real Estate Investors Index (excluding US) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This benchmark may invest in real estate securities in over 21 countries, excluding the United States. The FTSE NAREIT Equity REITs Index, the UBS Global Real Estate Investors Index and the UBS Global Real Estate Investors Index (excluding US) are unmanaged benchmarks that assume investment of distributions. The performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Country Allocation

June 30, 2008

	Fund	UBS Global Real Estate Investors Index
United States	18.4%	49.7%
Australia	22.7	13.0
Continental Europe	21.1	14.6
Austria	0.8	2.4
Belgium	0.6	0.8
Finland	1.4	0.4
France	9.4	6.3
Italy	0.6	0.3
Luxembourg	1.0	—
Netherlands	3.8	2.4
Norway	0.5	0.2
Sweden	2.1	1.0
Switzerland	0.9	0.8
United Kingdom	14.5	8.7
Pacific	9.7	5.4
Hong Kong	5.0	3.3
New Zealand	—	0.2
Singapore	4.7	1.9
Japan	8.3	5.7
Canada	3.3	2.9
Other Assets Less Liabilities	2.0	—
Total	100.0%	100.0%

Largest Sectors

June 30, 2008

Performance and Portfolio Overview

Largest Portfolio Holdings†

June 30, 2008

Security	Value	Percent of Net Assets
Westfield Group	$12,745,444	9.4
Unibail-Rodamco	10,016,408	7.4
Land Securities Group	5,834,834	4.3
GPT Group	5,008,072	3.7
Goodman Group	4,894,603	3.6
British Land	4,081,532	3.0
Hammerson	3,895,995	2.9
CapitaLand	3,410,527	2.5
Canadian Real Estate Investment Trust	3,177,591	2.3
The Link Real Estate Investment Trust	3,060,481	2.3

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes

During the Six Months Ended June 30, 2008

Largest Purchases
Macquarie CountryWide Trust*
Macquarie Office Trust*
CapitaLand
GPT Group
AMB Property*
BRE Properties*
Host Hotels & Resorts*
Valad Property Group*
Goodman Group
Wereldhave*

Largest Sales
CapitaMall Trust**
Equity Residential**
Immofinanz Immobilien Anlagen**
IVG Immobilien**
Apartment Investment & Management (Class A)**
Mitsui Fudosan
DCT Industrial Trust**
Suntec**
FelCor Lodging Trust**
Klepierre

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Common Stocks and Rights 98.0%
Australia 22.7%
Abacus Property Group (Diversified)	973,487	$1,060,557
Goodman Group (Industrial)	1,648,248	4,894,603
GPT Group (Diversified)	2,347,551	5,008,072
Macquarie CountryWide Trust (Retail)	3,398,263	2,925,864
Macquarie Office Trust (Office)	3,776,811	2,797,997
Trinity Group (Diversified)	187,468	179,548
Valad Property Group (Diversified)	1,821,328	1,166,932
Westfield Group (Retail)	818,061	12,745,444
		30,779,017
Austria 0.8%
Immoeast (Office)	116,987	1,031,392
Belgium 0.6%
Cofinimmo (Office)	4,686	850,445
Canada 3.3%
Canadian Real Estate Investment Trust (Diversified)	110,700	3,177,591
Morguard Real Estate Investment Trust (Retail)	47,700	626,831
RioCan Real Estate Investment Trust (Retail)	37,600	732,310
		4,536,732
Finland 1.4%
Citycon (Retail)	152,870	771,732
Sponda (Office)	74,063	644,115
Technopolis (Office)	66,824	543,724
		1,959,571
France 9.4%
Klepierre (Retail)	55,078	2,758,958
Unibail-Rodamco (Diversified)	43,386	10,016,408
		12,775,366
Hong Kong 5.0%
FE Consort International (Hotels)	2,972,018	780,449
Hang Lung Properties (Retail)	285,000	911,575
Hysan Development (Diversified)	413,020	1,134,988
The Link Real Estate Investment Trust (Retail)	1,345,265	3,060,481
Sun Hung Kai Properties (Residential)	65,000	879,991
		6,767,484

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares or Rights		Value
Italy 0.6%
Immobiliare Grande Distribuzione (Retail)	209,721	shs.	$620,415
Risanamento (Diversified)	155,712		207,718
			828,133
Japan 8.3%
DA Office Investment (Office)	194		793,838
Hankyu (Diversified)	89		492,896
Japan Excellent (Office)	155		753,876
Japan Logistics Fund (Industrial)	87		566,292
Kenedix Realty Investment (Diversified)	323		1,918,961
Mitsui Fudosan (Diversified)	111,000		2,366,228
Nippon Building Fund (Office)	186		2,183,742
Nippon Commercial Investment (Office)	313		878,767
NTT Urban Development (Office)	991		1,294,330
			11,248,930
Luxembourg 1.0%
ProLogis European Properties (Industrial)	91,351		1,300,620
Netherlands 3.8%
Corio (Retail)	29,300		2,275,486
Eurocommercial Properties* (Retail)	30,876		1,463,744
Wereldhave (Office)	12,786		1,346,254
			5,085,484
Norway 0.5%
Norwegian Property (Office)	156,808		729,711
Norwegian Property (Rights)* (Office)	154,863	rts.	2,432
			732,143
Singapore 4.7%
CapitaCommercial Trust (Office)	1,604,000	shs.	2,244,684
CapitaLand (Residential)	812,000		3,410,527
Fortune (Retail)	301,000		175,094
Guocoland (Residential)	354,356		564,617
			6,394,922
Sweden 2.1%
Castellum (Diversified)	159,146		1,515,857
Fabege (Diversified)	199,846		1,327,829
			2,843,686
Switzerland 0.9%
PSP Swiss Property (Office)	21,632		1,280,703

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
United Kingdom 14.5%
Big Yellow Group (Industrial)	150,420	$857,872
British Land (Diversified)	291,157	4,081,532
Brixton (Industrial)	220,286	1,053,114
Capital & Regional (Retail)	33,109	125,130
Derwent London (Office)	117,694	2,359,088
Development Securities (Office)	89,126	514,609
Hammerson (Retail)	220,407	3,895,995
Land Securities Group (Diversified)	239,275	5,834,834
Quintain Estates & Development (Diversified)	105,323	394,358
Unite Group (Residential)	125,365	580,096
		19,696,628
United States 18.4%
AMB Property (Industrial)	41,200	2,075,656
AvalonBay Communities (Residential)	14,500	1,292,820
Brandywine Realty Trust (Office)	128,000	2,017,280
BRE Properties (Residential)	50,000	2,164,000
Camden Property Trust (Residential)	19,600	867,496
CBL & Associates Properties (Retail)	114,000	2,603,760
Glimcher Realty (Retail)	150,000	1,677,000
Host Hotels & Resorts (Hotels)	123,200	1,681,680
Kimco Realty (Retail)	71,000	2,450,920
Liberty Property Trust (Office)	91,700	3,039,855
Senior Housing Properties Trust (Residential)	72,550	1,416,901
Sovran Self Storage (Diversified)	33,000	1,371,480
Ventas (Diversified)	25,000	1,064,250
Vornado Realty Trust (Office)	14,500	1,276,000
		24,999,098
Total Common Stocks and Rights (Cost $178,266,156)		133,110,354

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal Amount	Value
Repurchase Agreement 0.2%
Fixed Income Clearing Corporation 1.75%, dated 6/30/2008, maturing 7/1/2008, in the amount of $253,012, collateralized by: $270,000 Freddie Mac 5.625%, 11/23/2035 with a fair market value of $265,275 (Cost $253,000)	$253,000	$253,000

Total Investments (Cost $178,519,156) 98.2%		133,363,354

Other Assets Less Liabilities 1.8%		2,435,149

Net Assets 100.0%		$135,798,503

* Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2008

Assets:
Investments, at value:
Common stocks and rights (cost $178,266,156)	$133,110,354
Repurchase agreement (cost $253,000)	253,000
Total investments (cost $178,519,156)	133,363,354
Cash denominated in foreign currencies (cost $1,372,433)	1,379,467
Cash denominated in US dollars	591
Receivable for securities sold	3,649,630
Receivable for dividends and interest	1,159,974
Unrealized appreciation on foreign currency contracts	186
Other	14,145
Total Assets	139,567,347

Liabilities:
Payable for securities purchased	3,580,915
Management fee payable	118,005
Unrealized depreciation on foreign currency contracts	51
Accrued expenses and other	69,873
Total Liabilities	3,768,844
Net Assets	$135,798,503

Composition of Net Assets:
Common Stock, at $0.01 par value; (100,000,000 shares authorized; 9,214,703 shares outstanding)	92,147
Additional paid-in capital	216,989,222
Dividends in excess of net investment income	(7,888,220)
Accumulated net realized loss on investments and foreign currency transactions	(28,247,996)
Net unrealized depreciation of investments and foreign currency transactions	(45,146,650)
Net Assets	$135,798,503

Net Asset Value Per Share	$14.74

Market Price Per Share	$12.98

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $604,013)	$5,151,370
Interest	8,562
Total Investment Income	5,159,932

Expenses:
Management fee	764,576
Custody and related services	93,286
Stockholder account and registrar fees	32,750
Stockholder reports and communications	28,419
Auditing and legal fees	23,868
Directors’ fees and expenses	8,096
Miscellaneous	14,097
Total Expenses	965,092
Net Investment Income	4,194,840

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(11,286,172)
Net change in unrealized depreciation of investments and foreign currency transactions	(17,239,254)
Net Loss on Investments and Foreign Currency Transactions	(28,525,426)
Decrease in Net Assets from Operations	$(24,330,586)

See Notes to Financial Statements.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended 6/30/08	5/30/07* to 12/31/07
Operations:
Net investment income	$4,194,840	$3,104,083
Net realized loss on investments and foreign currency transactions	(11,286,172)	(17,389,602)
Captial gain distributions from investments	—	889,185
Net change in unrealized depreciation of investments and foreign currency transactions	(17,239,254)	(27,907,396)
Decrease in Net Asset from Operations	(24,330,586)	(41,303,730)

Distributions to Stockholders:
Net investment income	(4,194,840)	(3,104,083)
Dividends in excess of net investment income	(3,729,293)	(4,710,415)
Decrease in Net Assets from Distributions	(7,924,133)	(7,814,498)

Captial Share Transactions:
Net proceeds from sales of shares** — 8,900,000 shares	—	212,042,500
Value of shares issued for distributions — 233,346 and 252,551 shares	3,557,932	4,551,040
Cost of shares purchased in open market — 91,254 and 84,140 shares	(1,448,285)	(1,632,012)
Increase in Net Assets from Capital Share Transactions	2,109,647	214,961,528
Increase (Decrease) in Net Assets	(30,145,072)	165,843,300

Net Assets:
Beginning of period	165,943,575	100,275
End of Period (net of dividends in excess of net investment income of $7,888,220 and $4,368,340, respectively)	$135,798,503	$165,943,575

*	Commencement of operations.

**	Offering costs of $445,000, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares.

See Notes to Financial Statements.

Notes to Financial Statements   (unaudited)

1.	Organization — Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The Fund was incorporated under the laws of the state of Maryland on March 9, 2007, and commenced operations on May 30, 2007. The Fund had no operations prior to commencement of operations other than those relating to organizational matters and on May 17, 2007, the sale and issuance to J. & W. Seligman & Co. Incorporated (the “Manager”) of 4,200 shares of Common Stock at a cost of $100,275.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“US”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Fund may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors (the “Board”) approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than

Notes to Financial Statements   (unaudited)

60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments and other financial instruments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments or financial instruments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments or financial instruments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 4). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The Fund invests a substantial portion of its assets in securities of real estate investment trusts (REITs) and other real estate companies. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

b.	Foreign Securities — Investments in foreign securities will be traded primarily in foreign currencies, and the Fund may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

Notes to Financial Statements   (unaudited)

d.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

e.	Offering and Organizational Costs — The Manager paid the Fund’s offering expenses (other than sales load but inclusive of reimbursement of underwriter expenses of $0.005 per share) that exceeded $0.05 per share of Common Stock. The Manager also has borne all organizational costs of the Fund, in the amount of $71,260. The Fund’s share of offering costs was recorded within paid-in capital as a reduction of the proceeds from the issuance of shares of Common Stock upon the commencement of Fund operations.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

g.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend dates.

h.	Taxes — There is no provision for federal income tax. The Fund intends to elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109,” requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Dividend Investment Plan — The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2008, 91,254 shares were purchased in the open market at an aggregate cost of $1,448,285, which represented a weighted average discount of 8.98% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 233,346 shares were issued to Plan participants during the period for proceeds of $3,557,932, a weighted average discount of 8.13% from the net asset value of those shares.

Notes to Financial Statements   (unaudited)

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board may deem advisable. No such additional purchases were made during the six months ended June 30, 2008.

4.	Fair Value Measurements — A summary of the value of the Fund’s investments and other financial instruments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Investments	Other Financial Instruments*
Level 1 — Quoted Prices	$29,538,262	$135
Level 2 — Other Significant Observable Inputs	103,825,092	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$133,363,354	$135

*	Represents foreign currency contracts, which are not reflected in the Portfolio of Investments and which are valued at the net unrealized appreciation (depreciation) on each contract (Note 8).

5.	Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. In respect of the Fund, the Manager receives a fee, calculated daily and payable monthly, equal to 0.98% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (the “Subadvisers”) subadvise the Fund and are responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays the Subadvisers 0.49% per annum of the Fund’s average daily net assets. (Note 11)

Certain officers and directors of the Fund are officers or directors of the Manager.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earning/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2008, of $1,896 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $184,972,320 and $187,338,038, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end. Accordingly, the Fund has

Notes to Financial Statements   (unaudited)

not determined the tax basis components of net assets as of June 30, 2008 and the tax character of distributions paid during the six months ended June 30, 2008.

At June 30, 2008, the tax basis cost of investments for federal income tax purposes was $182,417,542. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $952,116 and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies in the amount of $2,946,270.

The tax basis components of accumulated earnings/losses at June 30, 2008 are as follows:

Gross unrealized appreciation of portfolio securities*	$11,750
Gross unrealized depreciation of portfolio securities*	(49,056,786)
Net unrealized depreciation of portfolio securities*	(49,045,036)
Capital loss carryforward	(6,138,672)
Current period net realized loss**	(21,157,210)
Total accumulated losses	$(76,340,918)

*	Includes the effect of foreign currency translations.

**	Includes post-October losses of $7,846,867, from prior year.

At December 31, 2007, the Fund had net capital loss carryforward for federal income tax purposes of $6,138,672, which are available for offset against future taxable net capital gains, expiring in 2015. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

For the period ended December 31, 2007, all distributions to stockholders were ordinary income for tax purposes. The difference between the reporting of distributions for financial reporting purposes compared to federal income tax purposes is primarily due to the recognition of unrealized gains on passive foreign investment companies as ordinary income for tax purposes offset, in part, by the recharacterization of distributions reported to the Fund by the underlying REITs investments after the end of the year.

8.	Outstanding Foreign Currency Contracts — At June 30, 2008, the Fund had outstanding foreign currency contracts to buy or sell foreign currencies as follows:

Contract	Swiss Francs	Value US$	In Exchange for Euros	Value US$	Settlement Date	Unrealized Depreciation
Bought	38,209	37,453	23,788	37,402	7/1/08	$(51)

Contract	Hong Kong Dollars	Value US$	In Exchange for Japanese Yen	Value US$	Settlement Date	Unrealized Appreciation
Bought	2,379,265	304,956	32,381,802	305,142	7/2/08	$186

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

Notes to Financial Statements   (unaudited)

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (distributor of the Seligman Funds) relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. (shareholder service agent and affiliate of certain registered investment companies managed by the Manager) and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Recently Issued Accounting Pronouncement — In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund is currently evaluating the impact of the adoption of SFAS 161 on the Fund’s financial statements and related disclosures.

11.	Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of Ameriprise’s acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Fund’s management agreement with the Manager, as well as the sub-advisory agreement between the Manager and LaSalle Investment Management (Securities), L.P. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, a new administration agreement with Ameriprise, a new sub-advisory agreement with LaSalle Investment Management (Securities), L.P., and a new delegation agreement between LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. The new advisory, sub-advisory, and delegation agreements will be presented to the stockholders of the Fund for their approval.

Financial Highlights   (unaudited)

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, based on average shares outstanding during the period.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment returns are not annualized for periods of less than one year.

	Six Months Ended June 30, 2008	May 30, 2007* to December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$18.29	$23.88	**
Income (Loss) from Investment Operations:
Net investment income	0.46	0.35
Net realized and unrealized loss on investments and foreign currency transactions	(3.11)	(4.95)
Total from Investment Operations	(2.65)	(4.60)
Offering Costs	—	(0.05)
Less Distributions:
Distributions from net investment income	(0.46)	(0.35)
Distributions in excess of net investment income	(0.42)	(0.53)
Total Distributions	(0.88)	(0.88)
Issuance of Common Stock in Distributions	(0.02)	(0.06)
Net Asset Value, End of Period	$14.74	$18.29
Market Value, End of Period	$12.98	$16.15
Total Investment Return:
Based on market price	(14.95)%	(32.20	)%Ø
Based on net asset value	(14.72)%	(19.61)%
		(continued on page 20.)

See footnotes on page 20.

Financial Highlights   (unaudited) (continued)

	Six Months Ended June 30, 2008		May 30, 2007* to December 31, 2007
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$135,799		$165,944
Ratio of expenses to average net assets	1.24	%†	1.18	%†
Ratio of net investment income to average net assets	5.38	%†	2.82	%†
Portfolio turnover rate	119.33%		133.75%

*	Commencement of operations.

**	Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

Ø	Based upon initial offering price of $25.00 per share on May 25, 2007.

†	Annualized.

See Notes to Financial Statements.

Dividend Investment Plan

Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, distributions of capital gains, and other distributions are automatically reinvested in additional shares of Common Stock of the Fund. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company, as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, at the address set forth below. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by American Stock Transfer & Trust Company prior to the record date for the next distribution. If such notice is received after such record date, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as indicated in the preceding paragraph. For all distributions, such shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in such Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

American Stock Transfer & Trust Company will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

Dividend Investment Plan

The Fund currently intends to make open market purchases of its Common Stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of its shares of Common Stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses. For the six months ended June 30, 2008, the Fund purchased 91,254 shares in the open market for such purposes.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Board of Directors

Maureen Fonseca 2, 3

- Head of School, The Master School
- Trustee, New York State Association of Independent Schools and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President, Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

---

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

23

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Paul B. Goucher
Secretary

24

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Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Transfer Agent and Registrar

Prior to the initial public offering of the Fund, the Fund’s Board of Directors approved, on a temporary basis, American Stock Transfer & Trust Company (“AST”) as transfer agent and registrar for the Fund. On July 19, 2007, after due consideration by the Fund’s Board of the services provided by AST and the costs associated with such services, the Board approved the continued use of AST as transfer agent and registrar for the Fund.

In addition to acting as transfer agent and registrar for the Fund, AST will also act as dividend disbursing agent, dividend paying agent, and stockholder servicing agent. Seligman Data Corp., which was named in the Fund’s prospectus as stockholder servicing agent and dividend paying agent, will not be providing any such services to the Fund.

This report is intended for the information of stockholders who have received the offering prospectus covering shares of Seligman LaSalle International Real Estate Fund, Inc., which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF MID-YEAR REPORT

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.
(a)	Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b)	Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs(1)
1-01-08 to 1-31-08	52,254	15.52	52,254
2-01-08 to 2-29-08
3-01-08 to 3-31-08
4-01-08 to 4-30-08	39,000	16.34	39,000
5-01-08 to 5-31-08
6-01-08 to 6-30-08

(1)

As stated in the registrant’s initial registration statement dated May 24, 2007, the registrant may purchase its shares in the open market, when the registrant is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of shares of its Common Stock attributable to the reinvestment of the portion of its distributions to stockholders that relate to net investment income.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:  September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:  September 2, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:  September 2, 2008

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.